UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-22887

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos ETF Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr.,
Global Chief Investment Officer
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	July 31, 2023

DATE OF REPORTING PERIOD:	August 1, 2022 through July 31, 2023

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Calamos Antetokounmpo Global Sustainable Equities ETF

ANNUAL REPORT JULY 31, 2023

Calamos Antetokounmpo Global Sustainable Equities ETF

Investing for a Brighter Future

Calamos Antetokounmpo Global Sustainable Equities ETF provides an opportunity to invest worldwide in what we deem are high-quality companies that contribute to a more sustainable world and improved conditions for humankind.

Seeking a Better Way to Invest

Calamos has partnered with NBA superstar and philanthropist, Giannis Antetokounmpo, with the shared aim to inspire, drive greatness and contribute to a better world. The partnership, Calamos Antetokounmpo Asset Management LLC ("CGAM"), marks the first time an asset manager and professional athlete have teamed together as 50/50 co-owners. The structure is symbolic of our commitment—two powerhouses joined as one team—to seek positive investment and societal returns. Together through our partnership we launched the new Calamos Antetokounmpo Global Sustainable Equities ETF, and we seek to donate a portion of CGAM's profits to charity.

Pursuing Positive Long-Term Investment and Societal Returns

The Fund is managed by the Calamos Sustainable Equities Team, which established and maintains one of the longest running sustainable investing processes in the United States, consistently applied for more than 25 years. This experience provides Co-Portfolio Managers James Madden and Anthony Tursich as well as Associate Portfolio Manager Beth Williamson with a depth of perspective on sustainable investing.

They believe a portfolio of global high-quality growth companies that produce consistent returns above the cost of capital while maintaining sustainable competitive advantages is the best way to achieve steady, strong and enduring relative returns. They view companies able to sustain success over the long term as sharing certain defining characteristics:

•  A history of innovation and competitiveness

•  Products and services that meet important, widely held needs

•  Market leadership and the ability to maintain their edge

•  Strong business fundamentals relative to their industry

•  A record of mitigating environmental risk and managing within ecological limits

•  Ethical management, reflected in corporate behavior

The team has found that these characteristics apply whether the company is an established global market leader or a smaller regional player with a better product or service.

TABLE OF CONTENTS

Letter to Shareholders	1
Investment Team Discussion	3
Expense Overview	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes In Net Assets	13
Notes to Financial Statements	14
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Trustee Approval of Management Agreement	20
Trustees and Officers	22
Tax Information	25

Calamos Antetokounmpo Asset Management LLC ("CGAM") serves as the Fund's adviser ("Adviser"). CGAM is jointly owned by Calamos Advisors LLC and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo.

Mr. Antetokounmpo serves on the Adviser's Board of Directors and has indirect control of half of the Adviser's Board.

Mr. Antetokounmpo is not a portfolio manager of the Fund and will not be involved in the day-to-day management of the Fund's investments, and neither Original C nor Mr. Antetokounmpo shall provide any "investment advice" to the Fund. Mr. Antetokounmpo provided input in selecting the initial strategy for the Fund.

Mr. Antetokounmpo will be involved with marketing efforts on behalf of the Adviser.

If Mr. Antetokounmpo is no longer involved with the Fund or the Adviser then "Antetokounmpo" will be removed from the name of the Fund and the Adviser. Further, shareholders would be notified of any change of name of the Fund or its strategy. The Adviser is jointly owned and controlled by Calamos Advisors LLC and, indirectly, by Mr. Antetokounmpo, a well-known professional athlete. Unanticipated events, including, without limitation, death, adverse reputational events or business disputes, could result in Mr. Antetokounmpo no longer being associated or involved with the Adviser. Any such event could adversely impact the Fund and result in shareholders experiencing substantial losses.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Global Chief Investment Officer

Dear Shareholder,

Welcome to the first shareholder report for Calamos Antetokounmpo Global Sustainable Equities ETF. This report will discuss the period from the Fund's inception on February 3, 2023, through July 31, 2023. In this report, you will find commentary about the performance and positioning of the Fund, as well as a listing of portfolio holdings, and financial statements and highlights.

The Fund continues our heritage of innovation

Since the 1970s, Calamos Investments has provided investors with innovative approaches for achieving long-term asset allocation goals, and this Fund continues that tradition. Calamos Antetokounmpo Global Sustainable Equities ETF follows a time-tested, fundamentally driven, proprietary process to identify high-quality growth-oriented companies positioned to benefit from durable secular tailwinds relating to governance, ecological impact, and human development.

Managing risk is key to long-term returns, and we believe this Fund offers many advantages in this regard. The Fund's team considers not only traditional financial indicators but also nonfinancial indicators, such as sustainability factors, which can have significant impacts on a company's growth prospects and financial performance. Additionally, the Fund's team delivers an authentic heritage in sustainable investing, with pioneering experience that extends back to the 1990s.

Market Review and Outlook

During the reporting period, year-over-year inflation data moderated, and market participants grew more confident that the Federal Reserve was largely done with its current tightening cycle. The systemic bank failures that many people feared in the wake of the Silicon Valley Bank and Credit Suisse collapses in March did not come to pass. The reporting period was also dominated by the buzz around artificial intelligence, particularly the mass adoption of the first AI "killer app" ChatGPT.

During the reporting period, the MSCI ACWI Index (net) posted a robust gain of 8.87%. However, market leadership was quite narrow, with a handful of names—most notably, mega-cap technology-oriented companies—driving outsized returns. Meanwhile, most other stocks posted much more modest gains, as measured by a return of just 1.62% for the MSCI ACWI Equal Weight Index (net).

Looking to the remainder of the year, we believe that the global economy can continue to expand, albeit with potentially significant variations across regions,

www.calamos.com

Letter to Shareholders

sectors, and industries. We are closely monitoring the impacts of monetary policy and fiscal policy, consumer strength, inflation, the health of China's economy, and geopolitical conflicts.

We encourage investors to be prepared for volatility because it's not unusual to see the stock market give some gains back after rising rapidly. Although the stock market may not maintain the same pace as it has over recent months and may move sideways, we are encouraged by indications that the extraordinarily narrow leadership of recent months will broaden, favoring a larger pool of growth-oriented quality companies—the types of stocks that are well represented in the Fund. Given these crosscurrents, individual security selection and risk management will be paramount. Understanding the thematic drivers that are disrupting the status quo and creating new winners and losers will also be essential.

We maintain high conviction in our team's proprietary, quality-focused, and fundamentally driven approach. In a world increasingly attuned to environmental, social and governance considerations, we believe our team's focus on financial and nonfinancial risks will continue to provide an important edge in identifying companies across the global economy that are best positioned to innovate, manage risk, and capitalize on secular change.

In closing

Thank you for choosing Calamos Antetokounmpo Global Sustainable Equities ETF. For more on our team's approach to sustainable investing and a wealth of thought leadership, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.
Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The MSCI ACWI Index (Net) is an unmanaged, market-capitalization weighted index generally considered representative of the global stock market. The MSCI ACWI Equal Weight Index (Net) is not market-capitalization-weighted. Net return basis means that the index takes into account the impact of taxes and other costs associated with holding the constituent securities in the index. Source: Morningstar. Past performance is no guarantee of future results. Returns are from February 3, 2023, through July 31, 2023.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Investment Team Discussion (Unaudited)

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF

How has the Fund performed?

The recently launched Calamos Antetokounmpo Global Sustainable Equities ETF provides investors the opportunity to invest globally in what we deem are high-quality companies that we believe contribute to a more sustainable world and improved conditions for humankind. For the period from Fund inception on February 3, 2023, through July 31, 2023, the Fund has returned 6.36% at net asset value (NAV) and 6.76% at market price versus the 8.87% return of the MSCI ACWI Index (Net).**

How do NAV and market price returns differ?

Exchange Traded Funds (ETFs) trade on exchanges where the price of shares may be driven by factors other than the value of the underlying securities. The ETF market price is the price at which shares in the ETF can be bought or sold on the exchange during trading hours. The market price may be influenced by factors other than the performance of the fund's holdings, such as general market sentiment or changes in supply and demand. A fund's net asset value (NAV) return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a portfolio manager was able to capitalize on market opportunities. Because we believe ETFs are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund's performance and the portfolio managers' decisions.

What factors influenced performance during the reporting period?

Markets broadly rallied during the period, recovering from the market lows of October 2022, although not without significant concerns about a potential global recession, rising interest rates and notable bank failures. In March 2023 large bank failures in the US (Silicon Valley Bank) and Switzerland (Credit Suisse) rattled investors' nerves. However, as inflation data improved and central bankers around the world indicated that the bulk of interest rate hikes may be behind us, equity markets rallied to close the period with solid gains. Mega-cap tech stocks in the US gained favor, owing to typically strong balance sheets and perhaps, more importantly, the prospect for strong growth through a broadening market for all things AI (artificial intelligence). While the index delivered strong gains, the top seven companies in the MSCI ACWI Index (Net) were all US tech-related businesses, which represented approximately 15% of the market cap but accounted for approximately 55% of the Index's gain for the period.

The Fund posted strong results but lagged the index return for the period largely due to an underweight to the mega-cap, tech-related names that drove the index. The Fund did have exposure to technology-related businesses but less so than the index. The Fund's sector allocations were largely neutral for the period. An underweight to energy was marginally additive as the energy sector lagged the overall market. It should be noted that the portfolio does not invest in fossil fuels but will invest in companies in other cyclical areas that may benefit from

**  The MSCI ACWI Index (Net) is an unmanaged, market-capitalization weighted index generally considered representative of the global stock market. Net return basis means that the index takes into account the impact of taxes and other costs associated with holding the constituent securities in the index.

SECTOR WEIGHTINGS*

Information Technology	20.2%
Industrials	16.6
Financials	14.9
Health Care	12.7
Consumer Discretionary	9.7
Consumer Staples	7.3
Materials	6.0
Communication Services	4.8
Utilities	4.2
Real Estate	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

*  As of July 31, 2023

www.calamos.com

Investment Team Discussion (Unaudited)

manufacturing, modernization and infrastructure investment. A modest underweight to information technology was a mild detractor from a sector allocation standpoint. Investments in materials' names strongly outperformed those of the market, with significant contributions from paper packing & materials investments. Stock selection within consumer discretionary detracted from relative performance, most notably due to tech-related names as discussed previously.

How is the Fund positioned?

As a reminder, the portfolio managers' approach has historically been a high-quality, low-turnover approach to investing in enduring, sustainable businesses from a global opportunity set. The Fund holds an overweight to Europe, and more specifically northern Europe, relative to the MSCI ACWI Index (Net), and remains underweight the US, with approximately index weights to Japan and emerging markets. That said, we select companies and stocks based on their fundamental qualities and opportunities, and less so because of their country of domicile. From a sector standpoint, the portfolio is overweight industrials while underweight energy (electing to hold securities in other cyclical areas that may benefit from manufacturing, modernization and infrastructure investment).

What are your closing thoughts for Fund shareholders?

With many macro uncertainties weighing on investors' moods, investors have tended to favor quality. Although we believe a quality bias serves investors well in the long term, this may prove to be more valuable in the short term in light of a sea of uncertainties. The prospect for further outperformance in big-cap tech is becoming less likely given extended valuations and the effects of tightening financial conditions, which are largely unseen to date. We believe that broader exposure to other economic sectors will pay off. As such, the Fund is overweight quality stocks with reasonable valuations in the industrials, materials and health care sectors. In our view, quality, more broadly, should hold up given that interest rates are not likely to go down soon, global economic growth isn't rebounding, and 2023 earnings are flattish. After several months of investor complacency, we think the "risk" part of the risk-and-return equation is likely to matter in the coming quarters. The Fund is positioned accordingly. We believe that companies embracing sustainability, as they focus on their key competencies, are well positioned for long-term investors.

Global temperatures this summer hit the highest levels on record for this time of the year, exceeding pre-industrial levels by more than 1.5°C for the first time.† A heat wave smashed temperature records in China, and the country joins India, the UK and other nations in bracing for a scorching summer. Europe already had the warmest summer on record last year, contributing to thousands of deaths, marine heat waves and extreme weather. The world's oceans were the warmest on record in April and May, a development that could mean more severe weather over the next few months and trigger a rise in sea levels. In the US, Texans' power prices surged 80% in a matter of hours amid shrinking spare electricity supplies in June as searing heat put the state's grid to the test.

Climate change is clearly taking a major human, economic and environmental toll. Putting a price on carbon is one of the strongest levers to tackle climate change. Today, there are 70 carbon pricing initiatives globally, whether a carbon tax or emissions trading scheme, covering 23% of global emissions.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Investment Team Discussion (Unaudited)

We view companies that are already reducing their emission profiles—and future environmental liabilities—as having a competitive advantage that better positions them to outperform over the long term. We continue to work diligently to identify the best investment opportunities in this regard.

†  Source: Copernicus

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Opinions are as of the publication date, subject to change and may not come to pass.

An investment in the Fund(s) is subject to risks, and you could lose money on your investment in the Fund(s). There can be no assurance that the Fund(s) will achieve its investment objective. Your investment in the Fund(s) is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund(s) can increase during times of significant market volatility. The Fund(s) also has specific principal risks, which are described below. More detailed information regarding these risks can be found in the Fund's prospectus.

The principal risks of investing in the Calamos Antetokounmpo Global Sustainable Equities ETF include: equity securities risk consisting of market prices declining in general, growth stock risk consisting of potential increased volatility due to securities trading at higher multiples, value stock risk, foreign securities risk, forward foreign currency contract risk, emerging markets risk, small and mid-sized company risk and portfolio selection risk. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Must be preceded or accompanied by a prospectus

Foreside fund Services LLC Distributor

www.calamos.com

Expense Overview

EXPENSE OVERVIEW

As a shareholder of an ETF, you incur two types of costs. You incur:

1) Transaction costs, including brokerage commissions paid on purchases and sales for fund shares.

2) Ongoing costs, including management fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 3, 2023 to July 31, 2023. It is intended to help you understand the ongoing costs associated with investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

There are two parts of the Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in the fund from February 3, 2023 to July 31, 2023, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from February 1, 2023 to July 31, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period and held through July 31, 2023.

Actual Expenses per $1,000*	$4.81
Actual – Ending Balance	$1,063.60
Hypothetical Expenses per $1,000**	$4.76
Hypothetical – Ending Value	$1,020.08
Annualized expense ratio(a)	0.95%

*  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 179/365.

**  Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

(a)  February 3, 2023 (commencement of operations) through July 31, 2023. Expenses for the Calamos Antetokounmpo Global Sustainable Equities ETF are equal to the Fund's annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 179/365.

www.calamos.com

Schedule of Investments July 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.4%)
		Communication Services (4.8%)
2,642		Alphabet, Inc. - Class A#	$350,646
2,012	CAD	BCE, Inc.	86,910
2,190		Verizon Communications, Inc.	74,635
			512,191
		Consumer Discretionary (9.7%)
452		Aptiv, PLC#	49,489
2,692	HKD	BYD Company, Ltd. - Class H	95,131
2,812	EUR	Cie Generale des Etablissements Michelin SCA	92,043
2,310	GBP	Greggs, PLC	81,880
2,278	EUR	Industria de Diseno Textil, SA	87,187
4,560		Levi Strauss & Company - Class A	68,719
1,188		LKQ Corp.	65,091
508		NIKE, Inc. - Class B	56,078
1,568		Sony Group Corp. (ADR)	146,765
1,180		Starbucks Corp.	119,853
1,528		TJX Cos., Inc.	132,218
234		Tractor Supply Company	52,414
			1,046,868
		Consumer Staples (7.3%)
194		Costco Wholesale Corp.	108,770
1,743		Darling Ingredients, Inc.#	120,703
4,242	EUR	Jeronimo Martins SGPS, SA	115,483
930	EUR	Kerry Group, PLC - Class A	92,396
3,716	EUR	Koninklijke Ahold Delhaize, NV	128,231
162	EUR	L'Oreal, SA	75,380
444		McCormick & Company, Inc.	39,729
760		Target Corp.	103,717
			784,409
		Financials (14.9%)
7,868	HKD	AIA Group, Ltd.	78,086
13,122	GBP	Aviva, PLC	65,407
2,068		Bank of New York Mellon Corp.	93,805
232,600	IDR	Bank Rakyat Indonesia Persero, Tbk PT	87,148
484		Credicorp, Ltd.	76,012
4,638	NOK	DNB Bank, ASA	95,688
11,482	MXN	Grupo Financiero Banorte, SAB de CV - Class O	108,875
2,368	HKD	Hang Seng Bank, Ltd.	36,041
1,584		HDFC Bank, Ltd. (ADR)	108,156
1,559	HKD	Hong Kong Exchanges & Clearing, Ltd.	65,127
574		Intercontinental Exchange, Inc.	65,895
9,252		Itau Unibanco Holding, SA (ADR)	55,605
1,486	EUR	KBC Group, NV	111,756
104		MSCI, Inc.	57,000
NUMBER OF SHARES			VALUE
4,800	JPY	ORIX Corp.	$92,144
518		PNC Financial Services Group, Inc.	70,909
2,732	KRW	Shinhan Financial Group Company, Ltd.	75,124
510		Travelers Companies, Inc.	88,031
702		Visa, Inc. - Class A	166,886
			1,597,695
		Health Care (12.7%)
316	AUD	Cochlear, Ltd.	50,768
290	DKK	Coloplast, A/S - Class B	36,046
388	AUD	CSL, Ltd.	69,982
1,366		CVS Health Corp.	102,027
744		Edwards Lifesciences Corp.	61,060
606	EUR	EssilorLuxottica, SA	121,892
1,066		Gilead Sciences, Inc.	81,165
141	CHF	Lonza Group, AG	81,685
1,236		Merck & Company, Inc.	131,819
500	EUR	Merck KGaA	87,850
752	DKK	Novo Nordisk, A/S - Class B	121,187
241		ResMed, Inc.	53,586
404	CHF	Roche Holding, AG	125,363
290	CHF	Straumann Holding, AG	47,937
800	JPY	Sysmex Corp.	54,124
250		Thermo Fisher Scientific, Inc.	137,165
			1,363,656
		Industrials (16.6%)
1,810	SEK	Assa Abloy, AB - Class B	43,503
4,096	SEK	Atlas Copco, AB - Class A	58,251
1,730		Ball Corp.	101,534
1,438		Canadian Pacific Kansas City, Ltd.	118,333
1,289	EUR	Cie de Saint-Gobain	87,133
2,400	JPY	Daifuku Company, Ltd.	51,200
274		Deere & Company	117,710
2,488	SEK	Epiroc, AB - Class A	49,659
1,049		Ferguson, PLC	169,539
518	EUR	Kingspan Group, PLC	41,576
162	CHF	Kuehne + Nagel International, AG	50,603
1,600	JPY	Nidec Corp.	95,068
856		Quanta Services, Inc.	172,587
1,600	JPY	Recruit Holdings Company, Ltd.	55,480
210		Rockwell Automation, Inc.	70,621
784	EUR	Siemens, AG	133,594
2,500	CNY	Sungrow Power Supply Company, Ltd. - Class A	39,004
290		Trane Technologies, PLC	57,838
526		United Parcel Service, Inc. - Class B	98,430
678		Waste Management, Inc.	111,050
518		Xylem, Inc.	58,404
			1,781,117

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Schedule of Investments July 31, 2023

NUMBER OF SHARES			VALUE
		Information Technology (20.2%)
242		Accenture, PLC - Class A	$76,557
146		Adobe, Inc.	79,741
840	EUR	Amadeus IT Group, SA	60,236
1,964		Apple, Inc.	385,828
1,060		Applied Materials, Inc.	160,685
2,028		Cisco Systems, Inc.	105,537
904	EUR	Dassault Systemes, SE	38,650
2,932	EUR	Infineon Technologies, AG	128,949
138		Intuit, Inc.	70,615
1,116		Microsoft Corp.	374,887
242		NVIDIA Corp.	113,084
800	JPY	Omron Corp.	42,861
187	KRW	Samsung SDI Company, Ltd.	97,560
1,034	EUR	SAP, SE	141,428
1,082		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	107,280
654		TE Connectivity, Ltd.	93,842
541		Texas Instruments, Inc.	97,380
			2,175,120
		Materials (6.0%)
590	EUR	Air Liquide, SA	105,973
860	GBP	Croda International, PLC	65,007
568	EUR	DSM-Firmenich, AG	62,764
630		Ecolab, Inc.	115,378
20,200	BRL	Klabin, SA	98,250
226		Linde, PLC	88,291
1,303	DKK	Novozymes, A/S - Class B	65,367
146	CHF	Sika, AG	45,321
			646,351
		Real Estate (2.0%)
364		American Tower Corp.	69,273
29,800	SGD	Capitaland Investment, Ltd.	76,195
550		Prologis, Inc.	68,612
			214,080
		Utilities (4.2%)
80,000	HKD	China Water Affairs Group, Ltd.	67,804
1,738	EUR	EDP Renovaveis, SA	33,193
14,754	COP	Interconexion Electrica, SA ESP	64,608
5,452	GBP	National Grid, PLC	72,172
690	DKK	Orsted, A/S	60,190
NUMBER OF SHARES			VALUE
25,624	INR	Power Grid Corp. of India, Ltd.	$82,886
7,902	EUR	Terna - Rete Elettrica Nazionale	66,795
			447,648
		TOTAL COMMON STOCKS (Cost $9,693,071)	10,569,135
		TOTAL INVESTMENTS (98.4%) (Cost $9,693,071)	10,569,135
OTHER ASSETS, LESS LIABILITIES (1.6%)			173,391
NET ASSETS (100.0%)			$10,742,526

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements

www.calamos.com

Schedule of Investments July 31, 2023

CURRENCY EXPOSURE
JULY 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$5,920,984	56.0%
European Monetary Unit	1,812,509	17.2%
Japanese Yen	390,877	3.7%
Swiss Franc	350,909	3.3%
Hong Kong Dollar	342,189	3.3%
British Pound Sterling	284,466	2.7%
Danish Krone	282,790	2.7%
South Korean Won	172,684	1.6%
Swedish Krona	151,413	1.4%
Australian Dollar	120,750	1.2%
Mexican Peso	108,875	1.0%
Brazilian Real	98,250	0.9%
Norwegian Krone	95,688	0.9%
Indonesian Rupiah	87,148	0.8%
Canadian Dollar	86,910	0.8%
Indian Rupee	82,886	0.8%
Singapore Dollar	76,195	0.7%
Colombian Peso	64,608	0.6%
Chinese Yuan Renminbi	39,004	0.4%
Total Investments	$10,569,135	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Statement of Assets and Liabilities July 31, 2023

ASSETS
Investments in securities, at value (cost $9,693,071)	$10,569,135
Cash with custodian	170,641
Receivables:
Accrued interest and dividends	12,502
Total assets	10,752,278
LIABILITIES
Payables:
Investments purchased	40
Affiliates:
Investment advisory fees	8,509
Other accounts payable and accrued liabilities	1,203
Total liabilities	9,752
NET ASSETS	$10,742,526
COMPOSITION OF NET ASSETS
Paid in capital	$9,845,629
Accumulated distributable earnings (loss)	896,897	(a)
NET ASSETS	$10,742,526
Shares outstanding (no par value; unlimited number of shares authorized)	404,000
Net asset value and redemption price per share	$26.59

(a)  Net of deferred foreign capital gains tax of $(1,203).

See accompanying Notes to Financial Statements

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Statement of Operations February 3, 2023(a) through July 31, 2023

INVESTMENT INCOME
Interest	$626
Dividends	95,687
Dividend taxes withheld	(9,034)
Total investment income	87,279
EXPENSES
Investment advisory fees	34,294
Total expenses	34,294
NET INVESTMENT INCOME (LOSS)	52,985
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(31,511)
Foreign currency transactions	427
Change in net unrealized appreciation/(depreciation) on:

Investments	874,861	(b)
Foreign currency translations	135

NET GAIN (LOSS)	843,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$896,897

(a)  Commencement of operations.

(b)  Net of change of $(1,203) in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Statement of Changes in Net Assets

FEBRUARY 3, 2023(a) THROUGH JULY 31, 2023
OPERATIONS
Net investment income (loss)	$52,985
Net realized gain (loss)	(31,084)
Change in unrealized appreciation/(depreciation)	874,996
Net increase (decrease) in net assets resulting from operations	896,897
CAPITAL SHARE TRANSACTIONS	9,745,629
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,642,526
NET ASSETS
Beginning of period	$100,000
End of period	$10,742,526
CAPITAL SHARE TRANSACTIONS
Shares outstanding, beginning of period	4,000
Shares issued	400,000
Net increase (decrease) in capital shares outstanding	400,000
Shares outstanding, end of period	404,000

(a)  Commencement of operations.

See accompanying Notes to Financial Statements

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Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos ETF Trust (the "Trust"), a Delaware statutory trust organized on June 17, 2013, consists of a single series, Calamos Antetokounmpo Global Sustainable Equities ETF (the "Fund"), which commenced operations on February 3, 2023. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act'), as an open-end management investment company. Prior to commencement of operations, the Fund had issued 4,000 shares of beneficial interest at an aggregate purchase price of $100,000 to Calamos Investments, LLC, the parent of Calamos Advisors, LLC.

The Fund is a diversified, actively managed exchange-traded fund ("ETF"). The Fund's investment objective is long-term capital appreciation. The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares, generally in exchange for a basket of securities constituting the portfolio holdings of the Fund, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of the Fund will be listed and principally traded on NYSE Arca, Inc.(the "Exchange"). Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Calamos Antetokounmpo Asset Management LLC ("CGAM"), serves as the Fund's adviser ("Advisor"). CGAM is jointly owned by Calamos Advisors LLC ("Calamos Advisors") and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo. Calamos Advisors serves as the Fund's subadviser ("Subadviser").

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund adheres to the accounting and reporting requirements set forth in Accounting Standards Codification (ASC) Topic 946: Financial Services—Investment Companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund.

Fund Valuation. The Fund's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Fund, have designated the Advisor to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Advisor has adopted procedures to guide the determination of the NAV on any day on which the Fund's NAVs are determined. The valuation of the Fund's investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Securities and those that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Advisor, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Advisor, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of July 31, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund's taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions and investments in passive foreign investment companies. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2023 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The

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Notes to Financial Statements

Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund's management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with CGAM, the Fund pays a monthly unitary investment advisory fee based on the average daily net assets of the Fund at the annual rate of 0.95%.

A Trustee and certain officers of the Trust are also officers and/or directors of CGAM. A Trustee and certain officers of the Fund are also officers and/or directors of Calamos Advisors LLC. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 866.363.9219.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended July 31, 2023 were as follows:

	U.S. GOVERNMENT SECURITIES	OTHER
Cost of purchases	$—	$10,259,802
Proceeds from sales	—	535,585

The cost basis of investments for federal income tax purposes at July 31, 2023 was as follows:

Cost basis of investments	$9,703,613
Gross unrealized appreciation	975,899
Gross unrealized depreciation	(110,377)
Net unrealized appreciation (depreciation)	$865,522

Note 4 – Income Taxes

For the period from February 3, 2023 to July 31, 2023, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	454
Accumulated net realized gain/(loss) on investments	(454)

No distributions were paid for the period ended July 31, 2023.

As of July 31, 2023, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$63,981
Undistributed capital gains	—
Total undistributed earnings	63,981
Accumulated capital and other losses	(31,538)
Net unrealized gains/(losses)	864,454
Total accumulated earnings/(losses)	896,897
Other	—
Paid-in-capital	9,845,629
Net assets applicable to common shareholders	$10,742,526

The Fund had short-term capital loss carryforwards of $31,538 for the period ended July 31, 2023, with no expiration date, available to offset future realized capital gains.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Notes to Financial Statements

Note 5 – Fair Value Measurement

Various inputs are used to determine the value of the Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Fund's holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$10,569,135	$—	$—	$10,569,135
Total	$10,569,135	$—	$—	$10,569,135

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Financial Highlights

Selected data for a share outstanding throughout the period were as follows:

	February 3, 2023• through July 31, 2023
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$25.00
Income from investment operations:
Net investment income (loss)(a)	0.18
Net realized and unrealized gain (loss)	1.41
Total from investment operations	1.59
Less distributions to common shareholders from:
Net investment income	—
Total distributions	—
Net asset value, end of period	$26.59
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:
Net asset value(b)	6.36%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total expenses	0.95	%(c)
Net investment income (loss)	1.47	%(c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$10,743
Portfolio turnover rate	7%

•  Commencement of operations.

(a)  Net investment income allocated based on average shares method.

(b)  Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(c)  Annualized.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos ETF Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Antetokounmpo Global Sustainable Equities ETF (the "Fund"), a series of the Calamos ETF Trust (the "Trust"), including the schedule of investments, as of July 31, 2023, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from February 3, 2023 through July 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from February 3, 2023 through July 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Chicago, Illinois

September 19, 2023

We have served as the auditor of one or more Calamos investment companies since 2003.

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Trustee Approval of Management Agreement

The Board of Trustees ("Board" or the "Trustees") of Calamos ETF Trust ("Trust"), on behalf of its new series, Calamos Antetokounmpo Global Sustainable Equities ETF (the "Fund"), oversees the management of the Fund, and, as required by law, determines whether to approve or (annually thereafter) continue the Fund's management agreement with CGAM LLC ("Advisor") and the investment sub-advisory agreement by and among the Fund, the Advisor and Calamos Advisors LLC ("Sub-Adviser") pursuant to which the Advisor serves as the investment manager and provides certain administrative services for the Fund and the Sub-Adviser serves as investment sub-adviser. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Advisor or the Sub-Adviser.

In connection with their consideration regarding the initial approval of the management agreement and investment sub-advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by the Advisor and Sub-Adviser in response to detailed requests from the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Advisor and Sub-Adviser, they met separately in executive session with their counsel.

At a meeting held on December 16, 2022, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Advisor and Sub-Adviser were fair in light of the nature, quality and extent of the services to be provided by the Advisor, Sub-Adviser and their affiliates, as applicable, the proposed fees to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement and investment sub-advisory agreement with respect to the Fund through October 31, 2024, subject to possible earlier termination as provided in such agreements.

In connection with its consideration of the management agreement and investment sub-advisory agreement with respect to the Fund, the Board considered, among other things: (i) the nature, quality and extent of the Advisor's and Sub-Adviser's services to be provided, (ii) the fees and other expenses to be paid by the Fund as well as expense information for comparable funds, (iii) the estimated profitability of the Advisor and Sub-Adviser and their affiliates from their relationship with the Fund, (iv) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with the Fund's investors; and (v) other benefits to the Advisor and Sub-Adviser from their relationship with the Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve the management agreement and investment sub-advisory agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Advisor's and Sub-Adviser's services to be provided to the Fund took into account the knowledge that may be gained from the Board's meetings with the Sub-Adviser throughout the years. In addition, the Board considered: the Sub-Adviser's long-term history of managing other funds in the Calamos fund complex; the consistency of the Sub-Adviser's investment approach; the Sub-Adviser's recent acquisition of Pearl Impact Capital LLC ("Pearl Impact"); the background and experience of Messrs. Madden and Tursich (who are now employees of the Sub-Adviser) who will play key roles in managing the Fund; the Sub-Adviser's provision of administrative services for other funds in the Calamos fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and the "dual-hatting" arrangement in place between the Advisor and Sub-Adviser with respect to employees of the Sub-Adviser that will provide services to the Advisor. The Board also reviewed the Advisor's and Sub-Adviser's resources and key personnel expected to be involved in providing investment management and investment sub-advisory services to the Fund. The Board also considered compliance reports about the Advisor and Sub-Adviser from the Trust's Chief Compliance Officer. The Board concluded that the nature, quality and extent of the services to be provided by the Advisor and Sub-Adviser to the Fund were appropriate and consistent with the management agreement and investment sub-advisory agreement and that the Fund was likely to benefit from services to be provided under the management agreement with the Advisor and the investment sub-advisory agreement with the Sub-Adviser.

Investment Performance of the Fund. Because the Fund had not commenced operations at the time, the Board did not consider the investment performance of the Fund.

Costs of Services Provided and Profits Realized by the Advisor and Sub-Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund's proposed management fee rate and sub-advisory fee rate compared to the median management fee rate and sub-advisory fee rate for other mutual funds similar in size to the estimated size of the Fund, character and investment strategy (the "Expense Group") and estimated total expense ratio compared to the median total expense ratio of the Expense Group. The Board considered that the Fund's estimated total net

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Trustee Approval of Management Agreement

expense ratio and proposed management fee rate are both higher than the respective medians of the Expense Group. The Board also took into consideration account that the proposed management fee was a unitary or "all-inclusive" fee structure which combines fees for investment advisory and administrative services proposed to be rendered by the Advisor to the Fund. Lastly, the Board considered the Advisor's and Sub-Adviser's confidence in the Sub-Adviser's investment team to deliver favorable performance and scale given its track record with other accounts that it manages. In light of all the information presented, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the management agreement and investment sub-advisory agreement.

Economies of Scale. The Board noted that the proposed management fee does not contain breakpoints. The Board also considered that the proposed unitary fee structure provides investors with additional stability and increased fee certainty during the contractual period. The Trustees noted that, to the extent the Advisor may achieve economies of scale relating to the Fund, it may share the benefits of such economies of scale with the Fund through, for example, enhancements to investment practices and operations and increasing levels of services to the Fund and its shareholders.

Profitability. The Board considered information on the anticipated profitability of the Advisor and Sub-Adviser in serving as the Fund's investment manager and investment sub-adviser, respectively, and of the Advisor and Sub-Adviser and their affiliates in their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the funds in the Calamos fund complex and the Advisor's and Sub-Adviser's other business units.

Other Benefits Derived from the Relationship with the Fund. The Board considered other benefits that could accrue to the Advisor and Sub-Adviser and their affiliates from their relationship with the Fund. The Board concluded that while each of the Advisor and Sub-Adviser may potentially benefit from its relationship with the Fund in ways other than the proposed fees payable by the Fund, the Fund also may benefit from its relationship with the Advisor and Sub-Adviser in ways other than the services to be provided by the Advisor and Sub-Adviser and their affiliates pursuant to their agreements with the Fund and the proposed fees payable by the Fund.

The Board also considered the Sub-Adviser's proposed use of a portion of the commissions to be paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Sub-Adviser and concluded, based on reports from the Fund's Chief Compliance Officer, that the Sub-Adviser's use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the Trust's proposed management agreement with the Advisor and the proposed investment sub-advisory agreement with the Sub-Adviser with respect to the Fund were in the best interest of the Fund and its prospective shareholders.

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Trustees and Officers (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 866.363.9219.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Trust:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	28

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Trust:
John E. Neal, (1950)	Trustee (since 2001); Lead Independent Trustee (since July 2019)	29	^^

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002)	28

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015)	28

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Lloyd A. Wennlund, (1957)	Trustee (since 2018)	28

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019)	28

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019)	28	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust and Calamos Aksia Alternative Credit and Income Fund.

^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017) and since August 2019)

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)
Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto, Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Susan L. Schoenberger (1963)	Vice President and Assistant Secretary (since 2022)	Vice President, Associate Counsel, Calamos Advisors (since 2022); prior thereto Vice President, Legal Counsel (2011-2022), Ariel Investments, LLC

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS ANTETOKOUNMPO GLOBAL SUSTAINABLE EQUITIES ETF ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2024, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund had no capital gain dividends for the fiscal year ended July 31, 2023.

Under Section 854(b)(2) of the Code, the Fund had no qualified dividends for the fiscal year ended July 31, 2023.

Under Section 854(b)(2) of the Code, the Fund had no ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2023.

www.calamos.com

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund. The views expressed in this report reflect those of Calamos Antetokounmpo Asset Management LLC and/or Calamos Advisors LLC only through July 31, 2023.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 866.363.9219 or by visiting the Calamos Web site at www.calamos.com. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling the phone number provided above or by visiting the SEC Web site at www.sec.gov.

TO OBTAIN INFORMATION ABOUT THE FUND: 866.363.9219.
Representatives are available from 8:30 am - 5:00 pm CST.

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court
Naperville, IL 60563

SUBADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563

CUSTODIAN, FUND ACCOUNTING AGENT & TRANSFER AGENT:
State Street Bank and Trust Company
Boston, MA

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219
www.calamos.com

© 2023. All Rights Reserved. Calamos® is a registered trademark of Calamos Investments LLC.

SROIANR 0723

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	07/31/2022	07/31/2023
Audit Fees(a)	$-	$39,000
Audit-Related Fees(b)	$-	$-
Tax Fees(c)	$-	$734
All Other Fees(d)	$-	$-
Total	$-	$39,734

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	07/31/2022	07/31/2023
Registrant	$-	$734
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos ETF Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 27, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	September 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	September 27, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	September 27, 2023